                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) February 25, 1999.


                 NovaStar Mortgage Funding Trust, Series 1999-1
           (Issuer in respect of the NovaStar Home Equity Loan Asset-
                           Backed Bonds Series 1999-1)
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                   333-64775              51-6512366
(State or other jurisdiction         (Commission           (IRS Employer
      of incorporation)              File Number)        Identification No.)

              c/o First Union National Bank, 230 S. Tryon Street,
                      9th Floor, Charlotte, NC                       28288-1179
              ---------------------------------------------------    -----------
               (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568


 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

      Item 5.     See the monthly statement to Bondholders attached as Exhibit
      20.1 hereto reflecting the required information for the February 1999 payment to the NovaStar Home Equity Loan Asset-Backed Bonds Series 1999-1

      Item 7.     Financial Statements and Exhibits.

      (c) Exhibits.

      Item 601 (a) of Regulation.
      S-K Exhibit Number.

      20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1999-1 relating to the February 25, 1999 Payment Date.

                                   Signatures

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Mortgage Funding Trust Series 1999-1 by the undersigned thereunto duly authorized.



Dated:  April 9, 1999    By:    First Union National Bank, as Indenture Trustee
                                and on behalf of NovaStar Home Mortgage Funding
                                Trust Series 1999-1

                                BY:   Robert Ashbaugh
                                  -----------------------
                                      Vice President

                                  EXHIBIT INDEX


20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1999-1 relating to the February 25, 1999 Payment Date.